EXHIBIT 99


[GRAPHIC OMITTED]                                                   NEWS RELEASE



FOR IMMEDIATE RELEASE

                          SANDY SPRING BANCORP REPORTS
                            INCREASE IN 2003 EARNINGS

OLNEY, MARYLAND, January 15, 2004 -- Sandy Spring Bancorp, (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the year ended December 31, 2003 of $32.1 million ($2.18 per diluted share) compared to $30.6 million ($2.08 per diluted share) for the prior year, a 5% increase. Net income for the fourth quarter of 2003 totaled $6.8 million ($.46 per diluted share) compared to $8.7 million ($.59 per diluted share) for the fourth quarter of 2002, a decrease of 22%.

"Net earnings for the full year 2003 were a new high for Sandy Spring Bancorp; while net earnings results for the fourth quarter in 2003 as compared to 2002 were negatively impacted by a lower amount of mortgage banking revenue and lower net interest income," said Hunter R. Hollar, President and Chief Executive Officer. "Despite continuing challenges presented by the interest rate environment, there are clear signs the economy is beginning to turn and strengthen, particularly for small businesses. This is encouraging at the outset of the new year."

"We are a leading independent community banking organization serving central Maryland geographic markets with a long trend of above-average economic vitality. The fundamentals of our balance sheet continue to be quite strong, loan quality is excellent, and we are confident that we are making strategic and timely investments in our infrastructure to permit us to operate the business using state-of-the-art resources. Our people reflect a unique sales and service culture that we believe is unsurpassed in this region. The institution is soundly positioned to make the most of an improving business climate and build on our track record of consistency," said Hollar.

For the year ended December 31, 2003, return on average stockholders' equity was 17.29% compared to 18.89% for the prior year. Return on average assets for the year ended December 31, 2003 was 1.37% compared to 1.42% for the year ended December 31, 2002. Both numbers, while lower for the full year 2003, are expected to maintain Sandy Spring in the ranks of high performing banking companies in the U.S.

Return on average stockholders' equity was 14.16% for the fourth quarter of 2003, compared to 19.84% for the fourth quarter of 2002. Return on average assets for the fourth quarter of 2003 was 1.14%, compared to 1.52% for the fourth quarter of 2002.

Comparing December 31, 2003 balances to December 31, 2002, total assets remained basically level at $2.3 billion versus the prior year. Total deposits increased 5% to $1.6 billion, while total loans and leases increased 8% to $1.2 billion compared to the prior year. At December 31, 2003, stockholders' equity totaled $193 million, and increased to 8.29% of total assets from 7.72% at December 31, 2002.

Due to continuing strong asset quality, there was no provision for credit losses in the fourth quarter compared to a provision of $.3 million in the fourth quarter of 2002. There was also no provision for credit losses for the year ended December 31, 2003 compared to a provision of $2.9 million for the prior year. Net credit losses amounted to just $156 thousand for the full year 2003 and the allowance for credit losses represented coverage of 5.2 times non-performing loans at December 31, 2003.

The Company's management will host a conference call to discuss its fourth quarter and full year results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations' section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS

Comparing the fourth quarter of 2003 and 2002, net interest income decreased by $1.3 million, or 6%, due primarily to a decline in the net interest margin to 3.82% in 2003 from 4.16% in 2002; although the net interest margin improved in the fourth quarter 2003 as compared to the third quarter of 2003.

Noninterest income decreased by $1.5 million, or 17% in the fourth quarter 2003 as compared to 2002. On a non-GAAP basis excluding investment gains, which decreased by $.7 million, quarterly noninterest income decreased $.8 million, or 10%. While historically low market interest rates had the effect of compressing the net interest margin in 2003 as compared to 2002, slight increases in interest rates during the fourth quarter negatively impacted the level of mortgage banking activity, resulting in a significant decline in gain on sale of mortgage loans, which decreased 56% in the fourth quarter of 2003 versus 2002. In addition to the decline in gain on sale of mortgage loans, service charges on deposit accounts also recorded a decline of 5% for the period due in large part to lower commercial account fees. Somewhat offsetting the above decreases, fees from the sale of investment products increased 12%, trust revenues increased 7%, insurance revenues increased 3% and income from bank owned life insurance increased 9%.

Noninterest expenses were $17.7 million in the fourth quarter of 2003 compared to $16.7 million in 2002, a 6% percent increase. Noninterest expenses include the amortization of intangible assets of $.5 million in the fourth quarter of 2003 compared to $.7 million in the prior year period. The GAAP based efficiency ratio increased to 68.2% for the fourth quarter of 2003 while the traditional non-GAAP efficiency ratio increased to 61.8% as compared to the fourth quarter of 2002. The increases were the result of the expense growth combined with the effects of the net interest margin contraction and the decrease in gains on sale of mortgage loans, securities gains, and service charges. The increase in operating expenses was the result of higher occupancy costs, which increased due to the opening of new offices and re-development efforts; an increase in marketing costs associated with a significant new advertising campaign; and higher other expenses, which were associated primarily with consultant services. Salaries and benefits for the fourth quarter of 2003 decreased 12% primarily as a result of reduced incentive compensation expense.

Comparing the year ended December 31, 2003 and 2002, net interest income decreased by $3.6 million, or 5%, due primarily to the margin compression resulting from a decline in the net interest margin to 3.80% for the year 2003 from 4.23% for the year 2002. Noninterest income was $33.7 million for the year ended December 31, 2003 versus $29.7 million for the year ended December 31, 2002, an increase of $4.0 million, or 13%. On a non-GAAP basis, noninterest income, excluding investment gains, which decreased by $1 million, and $1.1 million in income from the early termination of a sublease, the increase in noninterest income was $4.0 million, or 14%. This increase was due primarily to growth in mortgage banking revenues; income from trust operations, insurance agency revenues and income from bank owned life insurance. Noninterest expenses were $67.2 million in 2003 compared to $64.0 million in 2002, a 5% percent increase. Noninterest expenses include the amortization of intangible assets of $2.5 million in 2003 compared to $2.7 million in 2002. The GAAP based efficiency ratio was 61.8% for 2003 while the traditional, non-GAAP efficiency ratio was 56.3%, both slightly higher than 2002.

For the full year 2004, management expects earnings per share to be in the range of $2.25 - $2.40 per fully diluted share. As evidenced by results in 2003, the Company's mortgage banking revenues are subject to a high degree of uncertainty, as is the net interest margin. For 2004 as compared to 2003, management's current expectations are for lower amounts of mortgage banking revenues coupled with improved levels of average loan growth, which is expected to result in a higher net interest margin in 2004 than 2003. Management's commitment to favorable asset quality, and to maintaining a focus on its core deposit gathering and fee income businesses will continue. Earnings estimates are inherently uncertain. Please see the information below regarding Forward-Looking Statements, such as this statement of expected earnings.

ABOUT SANDY SPRING BANCORP/SANDY SPRING BANK

With $2.3 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and The Equipment Leasing Company. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 30 community offices and 45 ATMs located in Anne Arundel, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer or
         James H. Langmead, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue
         Olney, Maryland 20832
         1-800-399-5919
         E-mail:  HHollar@sandyspringbank.com
         JLangmead@sandyspringbank.com
         Web site:  www.sandyspringbank.com

FORWARD-LOOKING STATEMENTS: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, and earnings and performance expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses and market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Sandy Spring Bancorp's past results of operations do not necessarily indicate its future results.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

                                         Three Months Ended                           Twelve Months Ended
                                            December 31,                                 December 31,
                                         -------------------             %            --------------------            %
                                         2003           2002           Change          2003           2002          Change
------------------------------------------------------------------------------------------------------------------------------
PROFITABILITY FOR THE PERIOD:
  Net interest income               $    18,850     $    20,139           (6)      $    75,035    $    78,609           (5)
  Provision for credit losses                 0             300         (100)                0          2,865         (100)
  Noninterest income                      7,178           8,631          (17)           33,737         29,729           13
  Noninterest expenses                   17,742          16,698            6            67,226         63,961            5
  Income before income taxes              8,286          11,772          (30)           41,545         41,512            0
  Net income                              6,784           8,687          (22)           32,066         30,585            5

   Return on average assets                1.14%           1.52%                          1.37%          1.42%
   Return on average equity               14.16%          19.84%                         17.29%         18.89%
   Net interest margin                     3.82%           4.16%                          3.80%          4.23%
   Efficiency ratio - GAAP based *        68.17%          58.04%                         61.80%         59.04%
   Efficiency ratio - traditional *       61.80%          54.10%                         56.33%         54.13%

PER SHARE DATA:
  Basic net income                  $      0.46     $      0.60          (23)      $      2.21    $      2.11            5
  Diluted net income                       0.46            0.59          (22)             2.18           2.08            5
  Dividends declared                       0.19            0.18            6              0.74           0.69            7
  Book value                              13.35           12.25            9             13.35          12.25            9
  Tangible book value                     12.03           10.76           12             12.03          10.76           12
  Average fully diluted shares       14,729,513      14,729,882                     14,708,269     14,722,251

AT PERIOD-END:
  Assets                            $ 2,333,342     $ 2,307,404            1       $ 2,333,342    $ 2,307,404            1
  Deposits                            1,561,830       1,492,212            5         1,561,830      1,492,212            5
  Loans and leases                    1,153,428       1,063,853            8         1,153,428      1,063,853            8
  Securities                            998,205       1,046,258           (5)          998,205      1,046,258           (5)
  Stockholders' equity                  193,449         178,024            9           193,449        178,024            9

CAPITAL AND CREDIT QUALITY RATIOS:
  Average equity to average assets         8.06%           7.65%                          7.91%          7.49%
  Allowance for credit losses to
    loans and leases                       1.29%           1.41%                          1.29%          1.41%
  Nonperforming assets to total
    assets                                 0.13%           0.12%                          0.13%          0.12%
  Annualized net charge-offs to
    average loans and leases               0.06%           0.18%                          0.01%          0.05%



* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income.

  The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

  Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION OF GAAP-BASED AND TRADITIONAL EFFICIENCY RATIOS
(In thousands, except per share data)

                                                         Three Months Ended            Twelve Months Ended
                                                           December 31,                    December 31,
                                                     ------------------------        ------------------------
                                                       2003            2002            2003            2002
                                                     --------        --------        --------        --------
Noninterest expenses-GAAP based                      $ 17,742        $ 16,698        $ 67,226        $ 63,961
Net interest income plus noninterest income-
  GAAP based                                           26,028          28,770         108,772         108,338

Efficiency ratio-GAAP based                             68.17%          58.04%          61.80%          59.04%
                                                     ========        ========        ========        ========

Noninterest expenses-GAAP based                      $ 17,742        $ 16,698        $ 67,226        $ 63,961
  Less non-GAAP adjustment:
    Amortization of intangible assets                     486             665           2,480           2,659
                                                     --------        --------        --------        --------
      Noninterest expenses-traditional ratio           17,256          16,033          64,746          61,302

Net interest income plus noninterest income-
  GAAP based                                           26,028          28,770         108,772         108,338
    Plus non-GAAP adjustment:
      Tax-equivalency                                   2,234           1,859           8,237           6,920
    Less non-GAAP adjustments:
      Securities gains                                    339             995             996           2,016
      Income from an early termination of
        a sublease                                          0               0           1,077               0
                                                     --------        --------        --------        --------
          Net interest income plus noninterest
            income - traditional ratio                 27,923          29,634         114,936         113,242

Efficiency ratio - traditional                          61.80%          54.10%          56.33%          54.13%
                                                     ========        ========        ========        ========

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

                                                                                December 31
                                                                     -------------------------------
                                                                           2003               2002
----------------------------------------------------------------------------------------------------
ASSETS
  Cash and due from banks                                             $    38,397        $    38,998
  Federal funds sold                                                       10,670              9,135
  Interest-bearing deposits with banks                                        724                813
  Residential mortgage loans held for sale                                 12,209             38,435
  Investments available-for-sale (at fair value)                          639,460            685,586
  Investments held-to-maturity - fair value of $344,814 (2003)
    and $346,862 (2002)                                                   337,634            340,860
  Other equity securities                                                  21,111             19,812

  Total loans and leases                                                1,153,428          1,063,853
    Less:  allowance for credit losses                                    (14,880)           (15,036)
                                                                      -----------        -----------
      Net loans and leases                                              1,138,548          1,048,817

  Premises and equipment, net                                              37,679             36,007
  Accrued interest receivable                                              13,661             14,957
  Goodwill                                                                  7,642              7,642
  Other intangible assets, net                                             11,446             13,927
  Other assets                                                             64,161             52,415
                                                                      -----------        -----------
        Total assets                                                  $ 2,333,342        $ 2,307,404
                                                                      ===========        ===========
LIABILITIES
  Noninterest-bearing deposits                                        $   368,319        $   320,583
  Interest-bearing deposits                                             1,193,511          1,171,629
                                                                      -----------        -----------
      Total deposits                                                    1,561,830          1,492,212

  Short-term borrowings                                                   413,223            488,214
  Guaranteed preferred beneficial interests in
    the Company's subordinated debentures                                  35,000             35,000
  Other long-term borrowings                                              115,158             90,500
  Accrued interest payable and other liabilities                           14,682             23,454
                                                                      -----------        -----------
        Total liabilities                                               2,139,893          2,129,380

STOCKHOLDERS' EQUITY
  Common stock -- par value $1.00; shares authorized
    50,000,000; shares issued and outstanding 14,495,613 (2003)
    and 14,536,094 (2002)                                                  14,496             14,536
  Additional paid in capital                                               18,970             21,128
  Retained earnings                                                       153,280            131,939
  Accumulated other comprehensive income                                    6,703             10,421
                                                                      -----------        -----------
        Total stockholders' equity                                        193,449            178,024
                                                                      -----------        -----------
        Total liabilities and stockholders' equity                    $ 2,333,342        $ 2,307,404
                                                                      ===========        ===========

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

                                                          Three Months Ended           Twelve Months Ended
                                                             December 31,                  December 31,
                                                       -----------------------       -----------------------
                                                         2003           2002           2003           2002
                                                       --------       --------       --------       --------
Interest income:
  Interest and fees on loans and leases                $ 15,995       $ 18,406       $ 64,749       $ 72,710
  Interest on loans held for sale                           120            400          1,113            976
  Interest on deposits with banks                             4              6             13             21
  Interest and dividends on securities:
    Taxable                                               7,466          8,693         32,076         37,239
    Exempt from federal income taxes                      3,705          3,363         14,214         11,230
  Interest on federal funds sold                             38            160            302            546
                                                       --------       --------       --------       --------
      Total interest income                              27,328         31,028        112,467        122,722
Interest expense:
  Interest on deposits                                    2,784          4,620         13,675         19,833
  Interest on short-term borrowings                       4,015          4,505         17,531         16,351
  Interest on long-term borrowings                        1,679          1,764          6,226          7,929
                                                       --------       --------       --------       --------
      Total interest expense                              8,478         10,889         37,432         44,113
                                                       --------       --------       --------       --------
        Net interest income                              18,850         20,139         75,035         78,609
Provision for credit losses                                   0            300              0          2,865
                                                       --------       --------       --------       --------
        Net interest income after provision              18,850         19,839         75,035         75,744
        for credit losses
Noninterest income:
  Securities gains                                          339            995            996          2,016
  Service charges on deposit accounts                     1,984          2,091          8,032          7,839
  Gains on sales of mortgage loans                          639          1,461          5,723          3,940
  Fees on sales of investment products                      512            457          2,211          2,078
  Trust department income                                   721            671          2,955          2,497
  Insurance agency commissions                              876            848          3,741          3,281
  Income from bank owned life insurance                     561            516          2,746          1,876
  Income from an early termination of a sublease              0              0          1,077              0
  Other income                                            1,546          1,592          6,255          6,202
                                                       --------       --------       --------       --------
        Total noninterest income                          7,178          8,631         33,736         29,729
Noninterest expenses:
  Salaries and employee benefits                          9,188         10,449         38,084         38,571
  Occupancy expense of premises                           2,105          1,366          7,061          5,599
  Equipment expenses                                      1,179          1,096          4,420          3,810
  Marketing                                               1,060            493          2,500          1,907
  Outside data services                                     575            574          2,523          2,415
  Amortization of intangible assets                         486            665          2,480          2,659
  Other expenses                                          3,149          2,055         10,158          9,000
                                                       --------       --------       --------       --------
        Total noninterest expenses                       17,742         16,698         67,226         63,961
                                                       --------       --------       --------       --------
Income before income taxes                                8,286         11,772         41,545         41,512
Income tax expense                                        1,502          3,085          9,479         10,927
                                                       --------       --------       --------       --------
          Net income                                   $  6,784       $  8,687       $ 32,066       $ 30,585
                                                       ========       ========       ========       ========
Basic net income per share                             $   0.46       $   0.60       $   2.21       $   2.11
Diluted net income per share                               0.46           0.59           2.18           2.08
Dividends declared per share                               0.19           0.18           0.74           0.69


Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                           2003                                          2002
(Dollars in thousands, except          ------------------------------------------------------------------------------------------
per share data)                             Q4          Q3         Q2          Q1          Q4         Q3          Q2          Q1
---------------------------------------------------------------------------------------------------------------------------------
PROFITABILITY FOR THE QUARTER:
Tax-equivalent interest income         $29,562     $30,060    $29,800     $31,282     $32,887    $32,889     $32,703     $31,163
---------------------------------------------------------------------------------------------------------------------------------
Interest expense                         8,478       9,137      9,744      10,073      10,889     11,121      10,990      11,113
---------------------------------------------------------------------------------------------------------------------------------
Tax-equivalent net interest income      21,084      20,923     20,056      21,209      21,998     21,768      21,713      20,050
---------------------------------------------------------------------------------------------------------------------------------
  Tax-equivalent adjustment              2,234       2,148      1,809       2,046       1,859      1,922       1,670       1,469
---------------------------------------------------------------------------------------------------------------------------------
Provision for credit losses                  0           0          0           0         300        395         985       1,185
---------------------------------------------------------------------------------------------------------------------------------
Noninterest income                       7,178       8,751     10,032       7,775       8,631      7,615       6,685       6,798
---------------------------------------------------------------------------------------------------------------------------------
Noninterest expenses                    17,742      16,904     16,605      15,975      16,698     15,847      16,118      15,298
---------------------------------------------------------------------------------------------------------------------------------
Income before income taxes               8,286      10,622     11,674      10,963      11,772     11,219       9,625       8,896
---------------------------------------------------------------------------------------------------------------------------------
Income tax expense                       1,502       2,404      2,938       2,635       3,085      3,015       2,491       2,336
---------------------------------------------------------------------------------------------------------------------------------
Net Income                               6,784       8,218      8,736       8,328       8,687      8,204       7,134       6,560
=================================================================================================================================
FINANCIAL RATIOS:
Return on average assets                  1.14%       1.37%      1.50%       1.46%       1.52%      1.49%       1.35%       1.29%
---------------------------------------------------------------------------------------------------------------------------------
Return on average equity                 14.16%      17.42%     19.04%      18.76%      19.84%     19.59%      18.46%      17.48%
---------------------------------------------------------------------------------------------------------------------------------
Net interest margin                       3.82%       3.71%      3.74%       3.95%       4.16%      4.22%       4.38%       4.18%
---------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - GAAP based *          68.17%      61.41%     58.72%      59.30%      58.04%     57.71%      60.30%      60.28%
---------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - traditional *         61.80%      54.92%     56.00%      52.84%      54.10%     53.10%      54.41%      54.98%
=================================================================================================================================
PER SHARE DATA:
Basic net income                         $0.46       $0.57      $0.61       $0.57       $0.60      $0.56       $0.50       $0.45
---------------------------------------------------------------------------------------------------------------------------------
Diluted net income                       $0.46       $0.56      $0.60       $0.56       $0.59      $0.56       $0.48       $0.45
---------------------------------------------------------------------------------------------------------------------------------
Dividends declared                       $0.19       $0.19      $0.18       $0.18       $0.18      $0.17       $0.17       $0.17
---------------------------------------------------------------------------------------------------------------------------------
Book value                              $13.35      $13.10     $13.04      $12.54      $12.25     $11.87      $11.24      $10.41
---------------------------------------------------------------------------------------------------------------------------------
Tangible book value                     $12.03      $11.75     $11.64      $11.10      $10.76     $10.34       $9.66       $8.79
---------------------------------------------------------------------------------------------------------------------------------
Average fully diluted shares        14,729,513  14,677,257 14,676,404  14,743,976  14,729,882  14,727,897  14,724,774  14,709,011
=================================================================================================================================
NONINTEREST INCOME BREAKDOWN:
Securities gains (losses)                 $339        $106       $543          $8        $995       $791         ($3)       $233
---------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts      1,984       2,027      2,037       1,984       2,091      1,917       1,953       1,878
---------------------------------------------------------------------------------------------------------------------------------
Gains on sales of mortgage loans           639       1,906      1,603       1,575       1,461      1,000         741         738
---------------------------------------------------------------------------------------------------------------------------------
Fees on sales of investment products       512         512        666         521         457        425         556         640
---------------------------------------------------------------------------------------------------------------------------------
Trust department income                    721         756        758         720         671        652         605         569
---------------------------------------------------------------------------------------------------------------------------------
Insurance agency commissions               876         924        922       1,019         848        657         790         986
---------------------------------------------------------------------------------------------------------------------------------
Income from bank owned life insurance      561         866        710         609         516        493         432         435
---------------------------------------------------------------------------------------------------------------------------------
Income from an early
termination of a sublease                    0           0      1,077           0           0          0           0           0
---------------------------------------------------------------------------------------------------------------------------------
Other income                             1,546       1,654      1,716       1,339       1,592      1,680       1,611       1,319
---------------------------------------------------------------------------------------------------------------------------------
  Total                                  7,178       8,751     10,032       7,775       8,631      7,615       6,685       6,798
=================================================================================================================================
NONINTEREST EXPENSE BREAKDOWN:
Salaries and employee benefits          $9,188      $9,932     $9,514      $9,450     $10,449     $9,396      $9,430      $9,296
---------------------------------------------------------------------------------------------------------------------------------
Occupancy expense of premises            2,105       1,839      1,533       1,584       1,366      1,369       1,558       1,306
---------------------------------------------------------------------------------------------------------------------------------
Equipment expenses                       1,179       1,101      1,099       1,041       1,096        949         956         809
---------------------------------------------------------------------------------------------------------------------------------
Marketing                                1,060         477        509         454         493        438         574         402
---------------------------------------------------------------------------------------------------------------------------------
Outside data services                      575         643        660         645         574        594         634         613
---------------------------------------------------------------------------------------------------------------------------------


* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income.

  The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Historical Trends in Quarterly Financial Data.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                                 2003                                          2002
(Dollars in thousands, except          ------------------------------------------------------------------------------------------
per share data)                             Q4          Q3         Q2          Q1          Q4         Q3          Q2          Q1
---------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE BREAKDOWN
(CONTINUED):
Amortization of intangible assets          486         665       $664        $665         665        665         664        $665
---------------------------------------------------------------------------------------------------------------------------------
Other expenses                           3,149       2,247      2,626       2,136       2,055      2,436       2,302       2,207
---------------------------------------------------------------------------------------------------------------------------------
  Total                                 17,742      16,904     16,605      15,975      16,698     15,847      16,118      15,298
=================================================================================================================================
BALANCE SHEETS AT QUARTER END:
Residential mortgage loans            $331,129    $313,873   $292,415    $276,001    $281,088   $278,954    $274,839    $267,691
---------------------------------------------------------------------------------------------------------------------------------
Residential construction loans          88,500      74,889     71,016      66,937      73,585     80,655      80,756      74,381
---------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans              287,899     274,705    263,227     260,437     257,118    239,993     241,353     235,294
---------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans           50,187      53,177     47,393      54,238      51,947     56,497      54,749      53,732
---------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases            152,853     150,520    161,772     160,344     166,949    171,174     167,541     158,614
---------------------------------------------------------------------------------------------------------------------------------
Consumer loans                         242,860     232,377    233,865     232,359     233,166    239,132     238,426     229,878
---------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases             1,153,428   1,099,541  1,069,688   1,050,316   1,063,853  1,066,405   1,057,664   1,019,590
---------------------------------------------------------------------------------------------------------------------------------
  Less: allowance for credit losses    (14,880)    (15,049)   (15,033)    (15,023)    (15,036)   (15,220)    (14,911)    (13,877)
---------------------------------------------------------------------------------------------------------------------------------
    Net loans and leases             1,138,548   1,084,492  1,054,655   1,035,293   1,048,817  1,051,187   1,042,753   1,005,713
---------------------------------------------------------------------------------------------------------------------------------
Goodwill                                 7,642       7,642      7,642       7,642       7,642      7,642       7,642       7,642
---------------------------------------------------------------------------------------------------------------------------------
Other intangible assets, net            11,446      11,932     12,597      13,262      13,927     14,591      15,256      15,920
---------------------------------------------------------------------------------------------------------------------------------
Total assets                         2,333,342   2,382,587  2,367,364   2,371,520   2,307,404  2,261,508   2,158,785   2,082,832
---------------------------------------------------------------------------------------------------------------------------------
Total deposits                       1,561,830   1,558,220  1,590,144   1,555,513   1,492,212  1,465,147   1,409,853   1,393,367
---------------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity             193,449     189,623    188,625     181,854     178,024    172,274     163,081     150,894
=================================================================================================================================
QUARTERLY AVERAGE BALANCE SHEETS:
Residential mortgage loans            $331,024    $342,648   $302,344    $304,494    $306,872   $291,703    $279,820    $272,145
---------------------------------------------------------------------------------------------------------------------------------
Residential construction loans          81,046      77,466     68,296      72,031      79,698     78,816      76,261      79,701
---------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans              280,104     262,263    263,616     258,707     253,465    242,138     241,594     235,783
---------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans           51,657      50,746     52,847      52,970      52,572     55,657      54,227      54,494
---------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases            146,282     157,277    162,149     163,216     167,319    166,540     160,745     149,170
---------------------------------------------------------------------------------------------------------------------------------
Consumer loans                         237,478     232,891    229,085     231,770     234,243    240,174     231,585     221,083
---------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases             1,127,591   1,123,291  1,078,337   1,083,188   1,094,169  1,075,028   1,044,232   1,012,376
---------------------------------------------------------------------------------------------------------------------------------
Securities                           1,055,558   1,084,348  1,058,878   1,039,112     987,663    943,083     910,235     882,497
---------------------------------------------------------------------------------------------------------------------------------
Total earning assets                 2,201,368   2,229,467  2,177,451   2,158,817   2,125,714  2,051,202   1,987,313   1,926,617
---------------------------------------------------------------------------------------------------------------------------------
Total assets                         2,357,816   2,383,783  2,330,589   2,305,834   2,269,918  2,186,028   2,119,776   2,064,136
---------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities   1,797,037   1,812,412  1,801,472   1,799,132   1,769,910  1,719,174   1,683,225   1,637,363
---------------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing demand deposits    351,761     355,119    322,431     299,638     307,585    284,915     269,658     260,575
---------------------------------------------------------------------------------------------------------------------------------
Total deposits                       1,556,965   1,581,873  1,537,111   1,488,023   1,469,979  1,418,211   1,393,004   1,368,143
---------------------------------------------------------------------------------------------------------------------------------
Stockholders' equity                   190,063     187,183    183,992     180,044     173,741    166,183     155,049     152,198
=================================================================================================================================
CAPITAL AND CREDIT QUALITY MEASURES:
Average equity to average assets          8.06%       7.85%      7.89%       7.81%       7.65%      7.60%       7.31%       7.37%
---------------------------------------------------------------------------------------------------------------------------------
Credit loss allowance to loans and        1.29%       1.37%      1.41%       1.43%       1.41%      1.43%       1.41%       1.36%
leases
---------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets to total assets      0.13%       0.14%      0.07%       0.08%       0.12%      0.32%       0.35%       0.38%
---------------------------------------------------------------------------------------------------------------------------------
Annualized net (charge-offs)
  recoveries to average loans
  and leases                            (0.06)%      0.00%      0.00%        0.00%      (0.18)%    (0.03)%      0.02%       0.02%
=================================================================================================================================
MISCELLANEOUS DATA:
Net (charge-offs) recoveries             ($169)        $16        $10        ($13)      ($484)      ($86)        $49         $39
---------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets:
  Non-accrual loans and leases             522         564        479         567         588      6,109       5,730       6,039
---------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due      2,333       2,612        900       1,381       2,157      1,022       1,761       1,872
---------------------------------------------------------------------------------------------------------------------------------
  Restructured loans and leases              0           0          0           0           0          0           0           0
---------------------------------------------------------------------------------------------------------------------------------
  Other real estate owned, net              77         125        187           0           0         44          79          50
---------------------------------------------------------------------------------------------------------------------------------
    Total nonperforming assets           2,932       3,301      1,566       1,948       2,745      7,175       7,570       7,961
=================================================================================================================================


Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                 Three Months Ended December 31,
                                         ------------------------------------     ------------------------------------
                                                         2003                                     2002
                                         -------------------------------------------------------------------------------
                                          AVERAGE      ANNUALIZED     YIELD/        Average      Annualized      Yield/
                                          BALANCES      INTEREST       RATE         Balance       Interest        Rate
                                         ------------------------------------     --------------------------------------
ASSETS
Residential mortgage loans               $  331,024    $   18,308      5.53%       $  306,872     $   19,722      6.43%
Residential construction loans               81,046         3,721      4.59            79,698          4,475      5.61
Commercial mortgage loans                   280,104        18,540      6.62           253,465         18,893      7.45
Commercial construction loans                51,657         2,679      5.19            52,572          6,001     11.41
Commercial loans and leases                 146,282         9,876      6.75           167,319         12,573      7.51
Consumer loans                              237,478        10,975      4.62           234,243         13,128      5.60
                                         ----------    ----------                  ----------     ----------
  Total loans and leases                  1,127,591        64,099      5.69         1,094,169         74,792      6.84
Securities                                1,055,558        53,170      5.04           987,663         56,232      5.69
Interest-bearing deposits with banks          2,160            17      0.79             1,134             27      2.38
Federal funds sold                           16,059           151      0.94            42,748            638      1.49
                                         ----------    ----------                  ----------     ----------
TOTAL EARNING ASSETS                      2,201,368       117,437      5.33%        2,125,714        131,689      6.19%

Less:  allowance for credit losses          (15,011)                                  (15,204)
Cash and due from banks                      35,986                                    36,017
Premises and equipment, net                  37,787                                    35,946
Other assets                                 97,686                                    87,445
                                         ----------                                ----------
      Total assets                       $2,357,816                                $2,269,918
                                         ==========                                ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits         $  211,449    $      411      0.19%       $  177,986     $      629      0.35%
Regular savings deposits                    186,046           496      0.27           151,901            701      0.46
Money market savings deposits               394,355         1,872      0.47           393,665          4,509      1.15
Time deposits                               413,354         8,267      2.00           438,842         12,494      2.85
                                         ----------    ----------                  ----------     ----------
  Total interest-bearing deposits         1,205,204        11,046      0.92         1,162,394         18,333      1.58
Borrowings                                  591,833        22,306      3.77           607,516         24,872      4.09
                                         ----------    ----------                  ----------     ----------
TOTAL INTEREST-BEARING LIABILITIES        1,797,037        33,352      1.86         1,769,910         43,205      2.44
                                                       ----------    ------                       ----------    ------
  Net interest income and spread                       $   84,085      3.47%                      $   88,484      3.75%
                                                       ==========    ======                       ==========    ======

Noninterest-bearing demand deposits         351,761                                  307,585
Other liabilities                            18,955                                   18,682
Stockholder's equity                        190,063                                  173,741
                                         ----------                                ----------
    Total liabilities and
    stockholders' equity                 $2,357,816                                $2,269,918
                                         ==========                                ==========

Interest income/earning assets                                        5.33%                                       6.19%
Interest expense/earning assets                                       1.51                                        2.03
                                                                     ------                                     ------
    Net interest margin                                               3.82%                                       4.16%
                                                                     ======                                     ======


*Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $9,300,000 in 2003 and $8,415,000 in 2002.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                Twelve Months Ended December 31,
                                         -----------------------------------------------------------------------------
                                                        2003                                     2002
                                         -----------------------------------------------------------------------------
                                          AVERAGE     ANNUALIZED     YIELD/       Average     Annualized      Yield/
                                          BALANCES     INTEREST       RATE         Balance     Interest        Rate
                                         -----------------------------------------------------------------------------
ASSETS
Residential mortgage loans               $  320,262   $   18,491      5.77%       $  287,853    $   19,690      6.84%
Residential construction loans               74,742        3,675      4.92            78,619         4,455      5.67
Commercial mortgage loans                   266,220       18,385      6.91           243,290        18,930      7.78
Commercial construction loans                52,048        2,960      5.69            54,236         3,958      7.30
Commercial loans and leases                 157,185       10,993      6.99           161,009        12,872      7.99
Consumer loans                              232,822       11,358      4.88           231,831        13,781      5.94
                                         ----------   ----------                  ----------    ----------
  Total loans and leases                  1,103,279       65,862      5.97         1,056,838        73,686      6.97
Securities                                1,059,583       54,527      5.15           931,192        55,389      5.95
Interest-bearing deposits with banks          1,538           13      0.87             1,546            21      1.36
Federal funds sold                           27,565          302      1.09            33,872           546      1.61
                                         ----------   ----------                  ----------    ----------
TOTAL EARNING ASSETS                      2,191,965      120,704      5.50%        2,023,448       129,642      6.41%

Less:  allowance for credit losses          (15,020)                                 (14,429)
Cash and due from banks                      34,929                                   34,993
Premises and equipment, net                  37,207                                   34,347
Other assets                                 95,662                                   82,248
                                         ----------                               ----------
      Total assets                       $2,344,743                               $2,160,607
                                         ==========                               ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Interest-bearing demand deposits         $  200,855   $      465      0.23%       $  173,935    $      550      0.32%
Regular savings deposits                    173,078          512      0.30           143,357         1,163      0.81
Money market savings deposits               401,716        2,436      0.61           386,571         4,582      1.19
Time deposits                               433,244       10,262      2.37           427,943        13,538      3.16
                                         ----------   ----------                  ----------    ----------
  Total interest-bearing deposits         1,208,893       13,675      1.13         1,131,806        19,833      1.75
Borrowings                                  593,684       23,757      4.00           571,021        24,280      4.25
                                         ----------   ----------                  ----------    ----------
TOTAL INTEREST-BEARING LIABILITIES        1,802,577       37,432      2.08         1,702,827        44,113      2.59
                                                      ----------    ------                      ----------    ------
  Net interest income and spread                      $   83,272      3.43%                     $   85,529      3.82%
                                                      ==========    ======                      ==========    ======

Noninterest-bearing demand deposits         332,443                                  280,839
Other liabilities                            24,305                                   15,038
Stockholder's equity                        185,418                                  161,903
                                         ----------                               ----------
    Total liabilities and
    stockholders' equity                 $2,344,743                               $2,160,607
                                         ==========                               ==========

Interest income/earning assets                                        5.50%                                     6.41%
Interest expense/earning assets                                       1.70                                      2.18
                                                                    ------                                    ------
    Net interest margin                                               3.80%                                     4.23%
                                                                    ======                                    ======



*Interest income includes the effects of taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $8,237,000 in 2003 and $6,920,000 in 2002.